[JARDEN CORPORATION LOGO]
                                      FOR:    Jarden Corporation

                                  CONTACT:    Martin E. Franklin
                                              Chairman and
                                              Chief Executive Officer
                                              914-967-9400

                                              Investor Relations:
                                              Cara O'Brien/Melissa Myron
                                              Press: Evan Goetz/Alecia Pulman
                                              Financial Dynamics
FOR IMMEDIATE RELEASE                         212-850-5600
---------------------

           JARDEN CORPORATION REPORTS SECOND QUARTER RESULTS

     RYE, NY - July 28, 2005 - Jarden Corporation (NYSE:JAH) today reported its financial results for the three and six months ended June 30, 2005. All per share and share amounts in this announcement reflect the impact of the three-for-two stock split distributed on July 11, 2005 to shareholders of record as of June 20, 2005.

     Second quarter net sales increased 279% to $754 million compared to
$199 million for the same period last year. Net income for the second quarter of
2005 increased by 104% to $32.8 million from $16.0 million for the same period last year. Income allocable to common stockholders for the second quarter of
2005 was $5.7 million or $0.12 per diluted share, compared to $0.38 per diluted share in the prior year period. On a non-GAAP basis, adjusted net income was
$36.5 million or $0.58 per diluted share for the three months ended June 30,
2005. Please see the schedule accompanying this release for the reconciliation of GAAP to non-GAAP net income and diluted earnings per common share. Current year amounts include the results of operations from the American Household and the United States Playing Cards businesses, which were acquired in January 2005 and June 2004, respectively.

     Martin E. Franklin, Chairman and Chief Executive Officer, commented, "The second quarter was a pivotal quarter for Jarden as it showed for the first time the results of our integration efforts following the American Household transaction, highlighted by expanding gross margins, positive cash flow and balance sheet improvements. A tremendous amount of work went into making this the strongest quarter ever reported by the

company and our operating management teams did a remarkable job of staying focused to deliver organic sales growth, as well as a strong bottom line."

     For the six months ended June 30, 2005, net sales increased 257% to $1,276 million compared to $357 million for the same period last year. Net income for the six months ended June 30, 2005 increased 39.4% to $32.8 million from $23.6 million for the same period last year. Loss attributable to common stockholders was $14.4 million or $0.33 per share for the six months ended June 30, 2005, compared to income of $0.56 per diluted share in the prior year period. On a non-GAAP basis, adjusted net income was $52.2 million or $0.83 per share for the six months ended June 30, 2005.

     Mr. Franklin added, "Our strong performance in the first half of the year has positioned Jarden for a successful second half, where we will continue to focus on introducing new products, expanding our margins and generating record levels of cash flow from operations. In addition to the momentum we built during the second quarter, we will have the benefit of the Holmes Group acquisition from July 18, 2005, including not only its earnings and cash flow, but also the synergistic opportunities it brings to our Consumer Solutions segment this year and beyond."

     The Company will be holding a conference call at 10:30 AM (EDT) today,
July 28, 2005, to further discuss its results and respond to questions. The call will be accessible via a webcast through the Company's website at www.jarden.com and will be archived online until August 11, 2005.

      Jarden Corporation is a leading provider of niche consumer products used in and around the home. Jarden operates in three primary business segments through a number of well recognized brands, including; Branded Consumables:
Ball(r), Bee(r), Bicycle(r), Crawford(r), Diamond(r), Forster(r), Hoyle(r),
Kerr(r), Lehigh(r), Leslie-Locke(r) and Loew-Cornell(r); Consumer Solutions:
Bionaire(r), Crock-Pot(r), First Alert(r), FoodSaver(r), Harmony(r), Health o
meter(r), Holmes(r), Mr. Coffee(r), Oster(r), Patton(r), Rival(r),
Seal-a-Meal(r), Sunbeam(r), VillaWare(r) and White Mountain(tm); and Outdoor
Solutions: Campingaz(r) and Coleman(r). Headquartered in Rye, N.Y., Jarden has
over 16,000 employees worldwide. For more information, please visit
www.jarden.com.

Note: This news release contains "forward-looking statements" within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of
1995, including statements regarding the outlook for Jarden's markets and the demand for its products, future cash flows from operations, future revenues and margin requirement and expansion, the success of new product introductions, growth in costs and expenses and the impact of acquisitions, divestitures, restructurings and other unusual items, including Jarden's ability to integrate and obtain the anticipated results and synergies from its acquisitions. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company's periodic and other reports filed with the Securities and Exchange
Commission.

JARDEN CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)



                                                     -----------------------------------------------------------------------
                                                                          THREE MONTHS ENDED JUNE 30,
                                                     -----------------------------------------------------------------------
                                                                            2005                                 2004
                                                     ---------------------------------------------------    ----------------
                                                      AS REPORTED                         AS ADJUSTED         AS REPORTED
                                                         (GAAP)        ADJUSTMENTS         NON-GAAP             (GAAP)
                                                          (5)             (1)(4)           (1)(4)(5)           (2)(3)(5)
                                                     ---------------  ---------------   ----------------    ----------------

Net sales........................................    $     754,329    $           -     $        754,329 $         199,035
Costs and expenses:
   Cost of sales.................................          557,831                -              557,831           131,236
                                                     ---------------  ---------------   ----------------    ----------------
   Gross profit..................................          196,498                -              196,498            67,799
   Selling, general and administrative expenses..          118,630                -              118,630            35,757
   Reorganization and acquisition-related
     integration costs...........................            5,878          (5,878)                  -                   -
                                                     ---------------  ---------------   ----------------    ----------------
Operating earnings...............................           71,990          (5,878)               77,868            32,042
Interest expense, net............................           19,075                -               19,075             6,075
Loss on early extinguishment of debt.............                -                -                  -                   -
                                                     ---------------  ---------------   ----------------    ----------------
Income before taxes..............................           52,915            5,878               58,793            25,967
Income tax provision.............................           20,108            2,234               22,342             9,920
                                                     ---------------  ---------------   ----------------    ----------------
Net income.......................................           32,807    $       3,644     $         36,451            16,047
                                                                      ===============   ================
Paid in-kind dividends on Series B & C preferred
stock............................................           (2,825)                                                      -
Charge from beneficial conversion on Series C
   preferred stock...............................          (22,411)                                                      -
                                                     ---------------                                        ----------------
Income available to common stockholders..........            7,571                                          $       16,047
                                                                                                            ================
Less: income allocable to preferred stockholders.           (1,869)
                                                     ---------------
Income allocable to common stockholders..........    $       5,702
                                                     ===============

Basic earnings per share.........................    $        0.13                                          $         0.39
Diluted earnings per share.......................    $        0.12                                          $         0.38
Weighted average shares outstanding:
   Basic.........................................           43,997                                                  40,757
   Diluted.......................................           45,767                                                  42,438

Net income (from above)..........................    $      32,807     $      3,644       $       36,451    $       16,047
                                                      ---------------  ---------------   ----------------    ----------------
Diluted weighted average shares outstanding......           45,767                                45,767            42,438
Add back: Conversion of Series B preferred stock
   and accrued dividends thereon into common
   stock ........................................                -           14,421               14,421                 -
Add back: Conversion of Series C preferred stock
   and accrued dividends thereon into common
   stock as if converted at the beginning of the
   period........................................                -            1,120                1,120                 -
Add back: Estimated dilutive effect of
   restricted shares issued during the period as
   if issued at the beginning of the period .....                -            2,006                2,006                 -
                                                     ---------------  ---------------   ----------------    ----------------
Adjusted diluted weighted average shares
   outstanding...................................           45,767           17,547               63,314            42,438
                                                     ---------------  ---------------   ----------------    ----------------
Diluted earnings per share (as adjusted).........    $        0.12                      $           0.58    $         0.38



                               See Notes to Earnings Release attached

                                        -3-

JARDEN CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)



                                                     -----------------------------------------------------------------------
                                                                           SIX MONTHS ENDED JUNE 30,
                                                     -----------------------------------------------------------------------
                                                                            2005                                 2004
                                                     ---------------------------------------------------    ----------------
                                                      AS REPORTED                         AS ADJUSTED         AS REPORTED
                                                         (GAAP)        ADJUSTMENTS         NON-GAAP             (GAAP)
                                                          (5)             (1)(4)           (1)(4)(5)           (2)(3)(5)
                                                     ---------------  ---------------   ----------------    ----------------

Net sales........................................    $   1,275,675    $          -      $      1,275,675   $       357,359
Costs and expenses:
   Cost of sales.................................          958,232         (16,390)              941,842           238,255
                                                     ---------------  ---------------   ----------------    ----------------
   Gross profit..................................          317,443           16,390              333,833           119,104
   Selling, general and administrative expenses..          215,581                               215,581            69,287
   Reorganization and acquisition-related
     integration costs...........................            8,806          (8,806)                  -                   -
                                                     ---------------  ---------------   ----------------    ----------------
Operating earnings...............................           93,056           25,196              118,252            49,817
Interest expense, net............................           34,050                -               34,050            11,695
Loss on early extinguishment of debt.............            6,046          (6,046)                  -                   -
                                                     ---------------  ---------------   ----------------    ----------------
Income before taxes..............................           52,960           31,242               84,202            38,122
Income tax provision.............................           20,125           11,872               31,997            14,562
                                                     ---------------  ---------------   ----------------    ----------------
Net income.......................................           32,835    $      19,370  $            52,205            23,560
                                                                      ===============   ================
Paid in-kind dividends on Series B & C preferred
stock............................................          (8,319)                                                       -
Charge from beneficial conversion on Series B
   and Series C preferred stock..................         (38,952)                                                       -
                                                     ---------------                                        ----------------
(Loss) income attributable to common stockholders    $    (14,436)                                          $       23,560
                                                     ===============                                        ================

Basic (loss) earnings per share..................    $      (0.33)                                          $         0.58
Diluted (loss) earnings per share................           (0.33)                                          $         0.56
Weighted average shares outstanding:
   Basic.........................................           43,600                                                  40,662
   Diluted.......................................           43,600                                                  42,363

Net income (from above).......................       $      32,835    $      19,370     $         52,205    $       23,560
                                                     ---------------  ---------------   ----------------    ----------------
Basic weighted average shares outstanding.....              43,600                                43,600            40,662
Additional shares assuming conversion of stock
   options and inclusion of unvested restricted
   stock.........................................                -            1,764                1,764             1,701
Add back: Conversion of Series B preferred stock
   and accrued dividends thereon into common
   stock ........................................                -           14,421               14,421                 -
Add back: Conversion of Series C preferred stock
   and accrued dividends thereon into common
   stock as if converted at the beginning of the
   period........................................                -            1,290                1,290                 -
Add back: Estimated dilutive effect of
   restricted shares issued during the period as
   if issued at the beginning of the period......                -            2,091                2,091                 -
                                                     ---------------  ---------------   ----------------    ----------------
Adjusted diluted weighted average shares                    43,600           19,566               63,166            42,363
outstanding......................................
                                                     ---------------  ---------------   ----------------    ----------------
Diluted (loss) earnings per share (as adjusted)..    $      (0.33)                      $           0.83    $         0.56



                  See Notes to Earnings Release attached

JARDEN CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands)



                                                                                  ------------------------------------------
                                                                                                    AS OF
                                                                                  ------------------------------------------
                                                                                       JUNE 30,            DECEMBER 31,
                                                                                         2005                  2004
                                                                                  --------------------  --------------------

ASSETS
 Current assets:
  Cash and cash equivalents....................................................   $           103,785   $           20,665
  Accounts receivable, net.....................................................               439,971              127,468
  Inventories..................................................................               554,897              154,180
  Other current assets.........................................................                81,796               32,749
  Assets held for sale.........................................................                 9,365                    -
                                                                                  --------------------  --------------------
     Total current assets......................................................             1,189,814              335,062
                                                                                  --------------------  --------------------
Non-current assets:
  Property, plant and equipment, net...........................................               254,463               85,429
  Intangibles, net.............................................................             1,235,480              602,383
  Other assets.................................................................                52,141               19,507
                                                                                  --------------------  --------------------
Total assets...................................................................   $         2,731,898   $        1,042,381
                                                                                  ====================  ====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt and current portion of long-term debt........................   $            42,320   $           16,951
  Accounts payable.............................................................               210,596               48,910
  Deferred consideration for acquisitions......................................                26,995               28,995
  Other current liabilities....................................................               244,910               58,835
                                                                                  --------------------  --------------------
     Total current liabilities.................................................               524,821              153,691
                                                                                  --------------------  --------------------

Non-current liabilities:
  Long-term debt...............................................................             1,120,580              470,500
  Deferred consideration for acquisitions......................................                40,000               10,250
  Other non-current liabilities................................................               330,142               73,989
                                                                                  --------------------  --------------------
     Total non-current liabilities.............................................             1,490,722              554,739
                                                                                  --------------------  --------------------

Commitments and contingencies

Stockholders' equity:
  Series B preferred stock.....................................................               307,635                    -
  Other stockholders' equity...................................................               408,720              333,951
                                                                                  --------------------  --------------------
     Total stockholders' equity................................................               716,355              333,951
                                                                                  --------------------  --------------------
Total liabilities and stockholders' equity.....................................   $         2,731,898   $        1,042,381
                                                                                  ====================  ====================



                       See Notes to Earnings Release attached

                                         -5-

JARDEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)



                                                                      ------------------  ----------------------------------
                                                                        THREE MONTHS
                                                                            ENDED                 SIX MONTHS ENDED
                                                                      ------------------  ----------------------------------
                                                                          JUNE 30,           JUNE 30,          JUNE 30,
                                                                            2005               2005              2004
                                                                      ------------------  ----------------  ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income.....................................................    $         32,807    $       32,835   $       23,560
    Reconciliation of net income to net cash used in operating activities:
      Depreciation and amortization................................              13,266            25,384            8,348
      Other non-cash items.........................................              16,345            21,355            2,534
    Changes in working capital components, net of effects from acquisitions:
      Accounts receivable..........................................             (46,172)          (90,843)         (10,215)
      Inventory....................................................             (12,181)          (38,448)         (29,013)
      Accounts payable.............................................               5,107            31,949            9,617
      Other current assets and liabilities.........................              12,032           (44,609)          (4,738)
                                                                      -----------------   ---------------   ---------------
       Net cash provided by (used in) operating activities.........              21,204           (62,377)              93
                                                                      ------------------  ----------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from revolving credit borrowings......................              21,800            63,748            8,900
    Payments on revolving credit borrowings........................             (40,700)          (51,300)          (2,000)
    Proceeds from issuance of long-term debt.......................             100,000           950,000          116,000
    Payments on long-term debt.....................................              (2,375)         (307,387)          (5,289)
    Proceeds from issuance of stock, net of transaction fees.......                   -           350,379                -
    Payments on seller's notes.....................................                   -                 -           (5,400)
    Debt issuance costs............................................                (132)          (17,588)          (2,010)
    Other..........................................................             (10,717)            1,597            1,715
                                                                      ------------------  ----------------  ----------------
       Net cash provided by financing activities...................              67,876           989,449          111,916
                                                                      ------------------  ----------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to property, plant and equipment.....................             (13,765)          (24,709)          (3,517)
    Acquisition of businesses, net of cash acquired................             (12,498)         (818,103)        (228,876)
    Other..........................................................                (788)           (1,140)            (523)
                                                                      ------------------  ----------------  ----------------
       Net cash used in investing activities.......................             (27,051)         (843,952)        (232,916)
                                                                      ------------------  ----------------  ----------------
Net increase (decrease) in cash and cash equivalents...............              62,029            83,120         (120,907)
Cash and cash equivalents at beginning of period...................              41,756            20,665          125,400
                                                                       ------------------  ----------------  ----------------
Cash and cash equivalents at end of period.........................   $         103,785   $       103,785   $        4,493
                                                                      ==================  ================  ================


                     See Notes to Earnings Release attached

JARDEN CORPORATION
NET SALES AND OPERATING EARNINGS BY SEGMENT (UNAUDITED)
(in thousands)



                                                           ------------------------------     ------------------------------
                                                                THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                           ------------------------------     ------------------------------
                                                            JUNE 30,          JUNE 30,          JUNE 30,         JUNE 30,
                                                              2005              2004              2005             2004
                                                           ------------     -------------     -------------     ------------

Net sales:
  Branded consumables (a)...........................       $    165,456     $   122,719       $    277,165      $   197,617
  Consumer solutions (b)............................            243,612          36,180            434,452           81,354
  Outdoor solutions (c).............................            298,627               -            481,542                -
  Other.............................................             63,389          54,442            115,092          106,898
  Intercompany eliminations (e).....................            (16,755)        (14,306)           (32,576)         (28,510)
                                                           ------------     -------------     -------------     ------------
    Total net sales.................................       $    754,329     $   199,035       $  1,275,675      $   357,359
                                                           ============     =============     =============     ============

Operating earnings:
  Branded consumables (a)(d)........................       $     26,715     $    22,495       $     37,404     $     28,787
  Consumer solutions (b)(d).........................              4,275           3,507              7,137            9,904
  Outdoor solutions (c)(d)..........................             40,099               -             47,436                -
  Other.............................................              6,697           5,721              9,891           11,391
  Intercompany eliminations (e).....................                 82             319                (6)            (265)
  Reorganization and acquisition-related integration
      costs.........................................            (5,878)               -            (8,806)                -
                                                           ------------     -------------     -------------     ------------
    Total operating earnings........................       $     71,990     $    32,042       $     93,056      $    49,817
                                                           ============     =============     =============     ============


(a) The USPC business is included in the branded consumables segment effective
June 28, 2004.
(b) The Jarden Consumer Solutions business (acquired with the AHI Acquisition)
is included in the consumer solutions segment effective January 24, 2005. (c)
The outdoor solutions segment was created upon the purchase of the Coleman business with the AHI Acquisition, effective January 24, 2005.
(d) For the six months ended June 30, 2005, the operating earnings of branded consumables, consumer solutions and outdoor solutions reflects $0.2 million,
$6.4 million and $9.8 million, respectively, of purchase accounting adjustments for manufacturer's profit in inventory that had the effect of reducing the operating earnings as presented for each of these segments.
(e) Intersegment sales are recorded at cost plus an agreed upon profit.

                                       -7-

JARDEN CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)



                                                              ---------------------------------------------------------------
                                                                                         AS OF
                                                             ---------------------------------------------------------------
                                                              JUNE 30, 2005        MARCH 31, 2005        DECEMBER 31, 2004
                                                                 (ACTUAL)             (ACTUAL)             (PRO FORMA(A))
                                                             -----------------    ------------------     -------------------

ASSETS
 Current assets:
    Cash and cash equivalents...........................     $          103.8     $            41.8      $            117.5
    Accounts receivable, net............................                440.0                 394.0                   406.5
    Inventories.........................................                554.9                 544.0                   487.1
    Other current assets................................                 91.1                 110.8                   100.8
                                                             -----------------    ------------------     -------------------
      Total current assets..............................              1,189.8               1,090.6                 1,111.9
Non-current assets:
    Property, plant and equipment, net..................                254.5                 259.7                   265.1
    Intangibles, net....................................              1,235.5               1,231.6                 1,186.1
    Other assets........................................                 52.1                  60.8                    42.8
                                                              -----------------    ------------------     -------------------
Total assets............................................     $        2,731.9     $         2,642.7      $          2,605.9
                                                             =================    ==================     ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Short-term debt and current portion of long-term
      debt..............................................     $           42.3     $            71.5      $             21.8
    Accounts payable....................................                210.6                 205.7                   203.8
    Deferred consideration for acquisitions.............                 27.0                  29.0                       -
    Other current liabilities...........................                245.0                 233.8                   309.8
                                                             -----------------    ------------------     -------------------
      Total current liabilities.........................                524.9                 540.0                   535.4

Non-current liabilities:
    Long-term debt......................................              1,120.5               1,021.8                 1,026.5
    Deferred consideration for acquisitions.............                 40.0                  49.7                       -
    Other non-current liabilities.......................                330.1                 340.2                   367.5
                                                             -----------------    ------------------     -------------------
      Total non-current liabilities.....................              1,490.6               1,411.7                 1,394.0

Commitments and contingencies

Series C preferred stock................................                    -                 181.0                   199.3

Stockholders' equity....................................                716.4                 510.0                   477.2
                                                             -----------------    ------------------     -------------------
Total liabilities and stockholders' equity..............     $        2,731.9     $         2,642.7      $          2,605.9
                                                             =================    ==================     ===================


(a) The pro forma condensed consolidated balance sheet is based on our 2004 audited consolidated financial statements in the Company's Annual Report on Form
10-K and gives effect to the January 2005 acquisition of American Household,
Inc. and its subsidiaries and the related financings. For more information please see our Form 8-K/A filed in conjunction with the acquisition.

Notes to Earnings Release

Note 1: Adjustments relate to items that are excluded from the "as reported"
results to arrive at the "as adjusted" results for the three and six months ended June 30, 2005. For the three months ended June 30, 2005, adjustments to net income consist of $5.9 million of reorganization and acquisition-related integration costs. For the six months ended June 30, 2005, adjustments to net income consist of purchase accounting adjustments for $16.4 million of manufacturer's profit in inventory, $8.8 million of reorganization and acquisition-related integration costs and $6.0 million of loss on early extinguishment of debt.

For the quarter ended June 30, 2005, adjustments to the diluted weighted average shares outstanding consist of 2,006,000 dilutive effect of 2,175,000 restricted shares issued on June 23, 2005 (after stockholder approval of an amendment to the stock compensation plan) as if they had been issued as of the beginning of the quarter. For the six month period ended June 30, 2005, adjustments to the diluted weighted average shares outstanding consist of 2,091,000 dilutive effect of 2,175,000 restricted shares issued on June 23, 2005 (after stockholder approval of an amendment to the stock compensation plan) as if they had been issued as of the beginning of the year. Adjustments to diluted shares outstanding for the three and six month period ended June 30, 2005 reflect the inclusion of Series B and Series C preferred stock common stock equivalents on an if-converted basis to the extent such amounts are not already included in calculating the actual weighted average shares outstanding.

Note 2: There were no items excluded from the "as reported" results for the three and six month periods ended June, 30, 2004.

Note 3: Certain reclassifications have been made in the Company's financial statements of the prior year to conform to the current year presentation. These reclassifications have no impact on previously reported net income.

Note 4: This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a
Company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statement of cash flows of the Company; or
includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, the
Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Net income and diluted earnings per share, excluding the items discussed in Note
1 above, are non-GAAP financial measures and have been presented herein because management of the Company uses these financial measures in monitoring and evaluating the Company's ongoing financial results and trends. Management believes that these non-GAAP operating performance measures are useful for investors because they enhance investors' ability to analyze trends in the
Company's business and compare the Company's financial and operating performance to the performance of the Company's peers. Additionally, the Company's credit agreement has provided for manufacturer's profit in inventory adjustments required for purchase accounting, reorganization and acquisition-related integration costs and loss on early extinguishment of debt to be excluded in calculations used for determining whether the Company is in compliance with certain credit agreement covenants.

Note 5: On June 9, 2005, the Company's Board of Directors declared a three-for-two stock split in the form of a stock dividend of one additional share of common stock for every two shares of Common Stock on July 11, 2005 to shareholders of record as of the close of business on June 20, 2005. This stock split resulted in the issuance of approximately 15.1 million additional shares of common stock. All share totals and per share amounts reflect the effect of this stock split at June 30, 2005.

                                      - 9 -